DEL WEBB CORPORATION
                          FIRST SUPPLEMENTAL INDENTURE
                   TO INDENTURE DATED AS OF FEBRUARY 18, 1999
                   ------------------------------------------

         This First Supplemental Indenture (this "First Supplemental Indenture"), dated as of February 18, 1999, is entered into by Del Webb Corporation, a Delaware corporation ("the Company"), and Bank of Montreal Trust Company, a New York banking corporation, as trustee (the "Trustee").

         The Company and the Trustee are parties to an Indenture (the "Indenture"), dated as of February 18, 1999, with respect to the Company's $150,000,000 of 10 1/4% Senior Subordinated Debentures due 2010 (the
"Securities"). Capitalized terms used below and not otherwise defined in this First Supplemental Indenture have the meanings given to them in the Indenture.

AMENDMENT OF THE INDENTURE AND REPLACEMENT OF THE SECURITY

         The parties agree that (i) the cover page of the Indenture is amended to change the number "$200,000,000" to "$150,000,000", (ii) the first sentence of the second paragraph of the Indenture is amended to change the number "$200,000,000" to "$150,000,000", (iii) the parenthetical in the first sentence of the fourth paragraph in Section 2.02 of the Indenture is amended to change the number "$200,000,000" to "$150,000,000", (iv) subsentence (iv) of the second sentence of the definition of "Senior Debt" in Section 11.02 of the Indenture is amended to change "The Villages at Desert Hills, Inc." to "The Villages at Desert Hills, Inc. (now known as 'Anthem Arizona L.L.C.')", (v) the fourth sentence of paragraph 4 of Exhibit A to the Indenture is amended to change the number "$200,000,000" to "$150,000,000", (vi) subsentence (iv) of the second sentence of paragraph 9 of Exhibit A to the Indenture is amended to change "The Villages at Desert Hills, Inc." to "The Villages at Desert Hills, Inc. (now known as 'Anthem Arizona L.L.C.')", (vii) the fourth sentence of paragraph 4 on the back of the Security is amended to change the number "$200,000,000" to "$150,000,000" and (viii) subsentence (iv) of the second sentence of paragraph 9 on the back of the Security is amended to change "The Villages at Desert Hills, Inc." to "The Villages at Desert Hills, Inc. (now known as 'Anthem Arizona L.L.C.')" (each, an "Amendment"). A replacement Security, amended as set forth above, will be issued and delivered to the Trustee for authentication pursuant to Section 2.02 of the Indenture, as amended by this First Supplemental Indenture, and, upon such delivery and authentication, the original Security held by the Trustee will be marked "canceled" and returned to the Company.

RELEVANT PROVISIONS OF THE INDENTURE
------------------------------------

         Section 9.01 of the Indenture provides that:

                           "The Company and the Trustee may amend this Indenture
                  or the  Securities  without  notice to or the  consent  of any
                  Securityholder:

                                    (1)  to  cure  any   ambiguity,   defect  or
                           inconsistency. . .

                                    * * *

                                    (4)  to  make  any  change   that  does  not
                           adversely  affect the legal  rights  hereunder of any
                           Securityholder. . . ."

         The Company represents and warrants to the Trustee that each Amendment provided for above cures an ambiguity, defect or inconsistency in the Indenture and does not, and the Amendments in the aggregate do not, affect the legal rights of any Securityholder and may be adopted without notice to or the consent of any Securityholder.

GENERAL PROVISIONS
------------------

         THE INDENTURE IS, AND THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE, GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         This First Supplemental Indenture is a supplemental indenture pursuant to Article 9 of the Indenture. Upon execution and delivery of this First Supplemental Indenture, the Indenture shall be modified and amended in accordance with this First Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this First Supplemental Indenture will control.

         The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         The parties have executed this Supplemental Indenture as of February 18, 1999.

                                      DEL WEBB CORPORATION


                                      By /s/ Robertson C. Jones
                                        ---------------------------------

Attest:

Cass Kershner
------------------------

                                      BANK OF MONTREAL TRUST COMPANY, as Trustee

                                      By /s/ Peter Morse
                                        ---------------------------------

Attest:

/s/ Signature Illegible
------------------------

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
                              DEL WEBB CORPORATION
                             6001 North 24th Street
                             Phoenix, Arizona 85016

                            as of February 18, 1999


Bank of Montreal Trust Company
88 Pine Street
New York, NY  10005


          Re:  Authentication Order
               --------------------

Ladies and Gentlemen:

         Del Webb Corporation (the "Company") hereby delivers to you for issuance under the Indenture, dated as of February 18, 1999 (the "Indenture"), between the Company and you, as Trustee ("Trustee"), as amended by the First Supplemental Indenture, between the Company and you, as Trustee, its 10 1/4% Senior Subordinated Debentures due 2010 (the "New Debentures"), in an aggregate principal amount of $150,000,000, issued as a replacement for the 10 1/4% Senior Subordinated Debentures due 2010 issued and sold pursuant to an Underwriting Agreement, dated February 12, 1999, between the Company, on the one hand, and, as underwriters, Warburg Dillon Read LLC, Goldman, Sachs & Co., Salomon Smith Barney Inc. and NationsBanc Montgomery Securities LLC (the "Old Debentures"). Pursuant to Section 2.02 of the Indenture, you, as Trustee, are hereby ordered to cause to be authenticated $150,000,000 aggregate principal amount of the New Debentures, each registered in such names and for the respective amounts as are registered the Old Debentures, and to hold as custodian for The Depository Trust Company or its designee, or deliver to such other registered holders of the Old Debentures, the New Debentures when so authenticated and registered. At the same time, you are further ordered to mark as canceled the Old Debentures and return them to the Company.


                                   Very truly yours,

                                   DEL WEBB CORPORATION


                                   /s/ Robertson C. Jones
                                   ------------------------------------
                                   Robertson C. Jones
                                   Senior Vice President and General Counsel


         The undersigned, as Trustee under the Indenture referred to above, acknowledges receipt of the Debentures of the Company referred to in the foregoing letter.

Dated:  as of February 18, 1999              BANK OF MONTREAL TRUST
                                             COMPANY, as Trustee

                                             By:  /s/ Peter Morse
                                                  ------------------------
                                                  PETER MORSE
                                             Title:  VICE PRESIDENT
                                                    ----------------------